SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 16, 2005

Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2254007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Leesport Financial Corp. (the “Company”) hereby amends its Current Report on Form 8-K filed on March 22, 2005 (the “Report”) by adding thereto Item 1.01 as set forth below.  The purpose of the Report was to disclose, pursuant to Item 5.02, the resignation of Raymond H. Melcher, Jr. as Chairman, President and Chief Executive Officer of the Company and its wholly owned banking subsidiary, Leesport Bank (the “Bank”), and the appointment of Vito A. DeLisi to the position of acting President and Chief Executive Officer of the Company and the Bank.

Item 1.01            Entry into a Material Definitive Agreement.

In connection with the resignation, effective March 17, 2005, of Raymond H. Melcher, Jr. as Chairman, President and Chief Executive Officer and a director of the Company and the Bank and their affiliated companies, on March 23, 2005, the Company, the Bank and Mr. Melcher signed a letter agreement relating to Mr. Melcher’s resignation.  Under the terms of the letter agreement, Mr. Melcher will receive a lump-sum payment equal to 18 months of base salary, a lump-sum payment of $11,000 to compensate him for any bonuses otherwise payable for 2005, and continued medical benefits for a period of 18 months.  As a result of these payments, the Company will take a charge of approximately $435,000 for the first quarter of 2005.  A copy of the letter agreement is included as Exhibit 10.2 and is incorporated by reference herein.  The foregoing description is qualified in its entirety by reference to the letter agreement filed as Exhibit 10.2.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits:

The following exhibits are filed herewith:

10.1                           Employment Agreement, dated April 16, 2004 and effective October 1, 2004, between Vito A. DeLisi, Leesport Financial Corp. and Leesport Bank (incorporated by reference to Exhibit 10.10 of Registration Statement No. 333-116331 on Form S-4).

10.2                           Letter Agreement, dated as of March 17, 2005, between Leesport Financial Corp., Leesport Bank and Raymond H. Melcher, Jr.

99.1                           Press release of Leesport Financial Corp., dated March 16, 2005 (incorporated by reference to Exhibit 99.1 of Current Report on Form 8-K filed March 22, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: March 24, 2005

	By:	/s/ Edward C. Barrett
Edward C. Barrett
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

10.1

Employment Agreement, dated April 16, 2004 and effective October 1, 2004, between Vito A. DeLisi, Leesport Financial Corp. and Leesport Bank (incorporated by reference to Exhibit 10.10 of Registration Statement No. 333-116331 on Form S-4)

10.2	Letter Agreement, dated as of March 17, 2005, between Leesport Financial Corp., Leesport Bank and Raymond H. Melcher, Jr.
99.1	Press release of Leesport Financial Corp., dated March 16, 2005 (incorporated by reference to Exhibit 99.1 of Current Report on Form 8-K filed March 22, 2005)